Acquisitions / Business Combinations	12 Months Ended
Dec. 26, 2020
Business Combinations [Abstract]
Acquisitions / Business Combinations
NOTE 6: ACQUISITIONS / BUSINESS COMBINATIONS
Acquisition Overview
Under the acquisition method of accounting, the total purchase consideration is allocated to the tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values. Accordingly, the assets acquired and liabilities assumed are recorded at their respective fair values as of the date of the acquisition, with the residual consideration transferred recorded as goodwill. The determination of the fair values of the acquired assets and assumed liabilities requires significant judgment, including estimates impacting the determination of estimated lives of tangible and intangible assets, and the calculation of the fair value of inventory, property and equipment, deferred revenue and identified intangible assets. The fair values were determined primarily using the income method utilizing Level 3 inputs (Note 15).
Skyhigh Networks, Inc. Overview
On January 3, 2018, we acquired 100% of the equity of Skyhigh Networks, Inc. (“Skyhigh”), enabling us to integrate their leading cloud access security broker technology within our product offerings. We acquired
Skyhigh at a purchase price of $590 million, primarily funded through new debt issuance (Note 13), net of cash received. An additional amount will be recognized as deferred cash and equity in the period in which certain key employees provide required continuing service. The Skyhigh acquisition is accounted for as a business combination and is included in discontinued operations.
TunnelBear Inc. Overview
On February 26, 2018, we acquired certain assets and liabilities of TunnelBear, Inc. (“TunnelBear”), enabling us to integrate their leading consumer VPN technology within our own product platform. The TunnelBear acquisition is accounted for as a business combination. We acquired those assets and liabilities for a purchase price of $25 million with an additional amount recognized as deferred cash in the period in which certain key employees provide required continuing service.
Deferred Cash and Equity
In connection with the purchase of Skyhigh, we issued approximately 2.2 million Class A FTW LLC units with a fair value of $10.67 per unit to certain employees with a holdback provision (“Restricted Class A Units”). Since this holdback provision is akin to a service condition, we recognize expense for these units over the time period in which the restrictive holdback provision expires over 2 years past the acquisition date (“Restricted Class A Unit Vesting”). Additionally, in connection with our acquisitions during the year ended December 29, 2018, we are required to make deferred cash payments of $59 million over the service period required to be completed by certain employees. Deferred cash and equity are recognized as compensation cost.
As of December 26, 2020, our outstanding deferred cash and equity, as it relates to all acquisitions, including acquisitions related to our discontinued operations, are as follows:

	Year Ended
(in millions)	December 29, 2018	December 28, 2019	December 26, 2020
Beginning outstanding deferred cash and equity balance	$—	$13	$20
Accruals	39	35	12
Restricted Class A Unit Vesting	(9)	(12)	(3)
Cash payment	(17)	(16)	(16)

Ending outstanding deferred cash and equity balance	$13	$20	$13

As of December 26, 2020, we have unrecognized expense relating to deferred cash of $7 million to be recognized over a weighted average period of less than one year. Deferred cash is recorded within Accrued compensation and benefits and Other long-term liabilities on the consolidated balance sheets for amounts due in the next 12 months and amounts due after 12 months, respectively. Deferred equity is recorded within Members’ equity (deficit) on the consolidated balance sheets.